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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): FEBRUARY 1, 1999

                        METRO INFORMATION SERVICES, INC.
             (Exact name of registrant as specified in its charter)

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
        VIRGINIA               000-22035                                54-1112301
(State of incorporation)   (Commission File No.)     (I.R.S. Employer Identification Number)

POST OFFICE BOX 8888, VIRGINIA BEACH, VIRGINIA                    23450
(Address of principal executive office)                          (Zip Code)

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                                 (757)486-1900
              (Registrant's telephone number, including area code)





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ITEM 2.  ACQUISITION OF ASSETS

         (a) Pursuant to the terms of an Asset Purchase Agreement, dated as of February 1, 1999 (the "Agreement"), by and among The Professionals - Computer Management & Consulting, Inc., a California corporation ("PCM") and Krystal Solutions, Inc., a California corporation ("KSC," collectively with "PCM" and individually, the "Seller"), Theodore Schindler ("Ted"), Cathy Schindler ("Cathy") and The Schindler Family 1996 Trust (the "Trust") of Laguna Niguel, California (collectively the "Owners" and sometimes individually the "owner"), Metro Information Services, Inc., a Virginia corporation ("Metro") and Metro Information Services of Orange County, Inc., a wholly-owned subsidiary of Metro (the "Buyer"), the Buyer acquired the Seller's business and substantially all of the assets used therein for a purchase price of $17,976,082 plus or minus a net worth adjustment and an earn out to be calculated after closing. The net worth adjustment will be the amount by which the closing book value of the Seller is greater than or less than $2,500,000. At closing the Buyer paid the Seller $16,476,082 in cash and another $1,000,000 will be held and distributed pursuant to an escrow agreement. The $500,000 balance of the purchase price due at closing was paid by the delivery of a negotiable promissory note made payable to the order of the Seller, bearing interest at 5% per annum, due and payable within three days after the date the preliminary closing balance sheet is delivered to Metro, but in no case later than February 23, 1999. The period for which the earn out amount shall be calculated is the twelve-month period commencing on February 1, 1999 and ending January 31, 2000, and will be based on the earnings of the Buyer before interest, income taxes and amortization of goodwill for that time period. The earn out is payable within ten days from the date on which the Buyer receives an accepted earn out report from the Seller.

         The purchase price was determined by arms-length negotiation of the parties and was financed through available cash and borrowings from the Company's line of credit. At the time of the acquisition, there was no material relationship between the Seller (including its officers, directors and shareholders) and the Buyer or Metro or any of Metro's affiliates, or any director or officer of Metro, or any associate of any such director or officer of Metro.

         (b) At the time of the acquisition, the Seller operated an information technology consulting services and personnel staffing business with offices in Irvine, California and San Bruno, California. The Buyer intends to continue to engage in the same business in substantially the same manner.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Pursuant to the instructions to Item 7 of Form 8-K, the financial information required by Item 7 (a) will be filed by Amendment within 60 days after the date this report on Form 8-K is required to be filed.

         (b) Pursuant to the instructions to Item 7 of Form 8-K, the pro forma financial information required by Item 7 (b) will be filed by Amendment within 60 days after the date this report on Form 8-K is required to be filed.


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         (c) Exhibits required by Item 601 of Regulation S-K:

              (i)  2   Asset Purchase Agreement, dated as of February 1, 1999,
                       by and among The Professionals - Computer Management &
                       Consulting, Inc. and Krystal Solutions, Inc. and Theodore
                       Schindler and Cathy Schindler and The Schindler Family
                       1996 Trust and Metro Information Services, Inc. and
                       Metro Information Services of Orange County, Inc.*

              (ii) 99 Press release of Metro Information Services, Inc., dated February 1, 1999.

         * Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits and schedules to this Asset Purchase Agreement have been omitted. These exhibits and schedules will be filed supplementally with the Securities and Exchange Commission upon request.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                Metro Information Services, Inc.

Date Signed:  February 16, 1999                By       /s/ Robert J. Eveleigh
              --------------------              --------------------------------
                                                           Robert J. Eveleigh
                                                     PRINCIPAL FINANCIAL OFFICER